Exhibit 99.2

Boise Inc.

Quarterly Statistical Information

	2008
	Predecessor*	Boise Inc.
	Jan 1 -	Feb 22 -				Combined
	Feb 21	Mar 31	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	164,330	100,138				264,468
Premium and Specialty UFS Volume (short tons)	71,369	53,932				125,301
Market Pulp Volume (short tons)	20,524	13,132				33,656
Medium Volume (short tons)	18,904	14,838				33,742
Commodity UFS Mill Net Sales Price ($/short ton)	$840	$865				$849
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$933	$936				$935
Market Pulp Mill Net Sales Price ($/short ton)	$535	$568				$548
Medium Mill Net Sales Price ($/short ton)	$454	$454				$454
Depreciation & Amortization (000)^	$348	$7,120				$7,468
Capital Spending (000)	$5,000	$2,536				$7,536

Packaging
Linerboard Sales Volume (short tons)	83,538	30,521				114,059
Segment Linerboard Sales Volume (short tons)	36,484	11,612				48,096
Corrugated Containers and Sheets Sales Volume (mmsf)	914	640				1,554
Newsprint Sales Volume (short tons)	56,358	29,315				85,673
Linerboard Mill Net Sales Price ($/short ton)	$423	$423				$423
Segment Linerboard Mill Net Sales Price ($/short ton)	$399	$386				$396
Corrugated Containers and Sheets Net Sales Price ($/msf)	$55	$56				$55
Newsprint Mill Net Sales Price ($/short ton)	$494	$512				$500
Depreciation & Amortization (000)^	$53	$5,213				$5,266
Capital Spending (000)	$5,173	$7,392				$12,565

Total Company
EBITDA (000)**	$23,667	$2,613				$26,280
Net Debt (000)**	N/A	$1,005,739				$1,005,739
Net loss per share basic and diluted	N/A	$(0.26)				N/A

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

^See appendix for the detail of the decreased depreciation and amortization costs for the Predecessor for the period January 1 through February 21, 2008.

**Reconciliation of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	250,062	258,014	246,687	239,835	994,598
Premium and Specialty UFS Volume (short tons)	129,914	117,109	116,371	116,584	479,978
Market Pulp Volume (short tons)	23,733	33,010	43,904	45,019	145,666
Medium Volume (short tons)	31,782	33,944	33,562	34,872	134,160
Commodity UFS Mill Net Sales Price ($/short ton)	$818	$828	$848	$850	$836
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$901	$915	$935	$940	$922
Market Pulp Mill Net Sales Price ($/short ton)	$516	$535	$544	$547	$538
Medium Mill Net Sales Price ($/short ton)	$423	$422	$432	$464	$435
Depreciation & Amortization (000)^	$16,573	$16,113	$12,027	$248	$44,961
Capital Spending (000)	$25,442	$31,623	$26,821	$19,468	$103,354

Packaging
Linerboard Sales Volume (short tons)	136,752	141,289	146,313	145,952	570,306
Segment Linerboard Sales Volume (short tons)	65,381	58,768	58,778	56,305	239,232
Corrugated Containers and Sheets Sales Volume (mmsf)	1,634	1,653	1,689	1,633	6,609
Newsprint Sales Volume (short tons)	107,076	102,039	97,356	108,172	414,643
Linerboard Mill Net Sales Price ($/short ton)	$396	$403	$412	$438	$413
Segment Linerboard Mill Net Sales Price ($/short ton)**	$375	$379	$385	$407	$387
Corrugated Containers and Sheets Net Sales Price ($/msf)	$51	$51	$53	$55	$53
Newsprint Mill Net Sales Price ($/short ton)	$524	$494	$468	$468	$489
Depreciation & Amortization (000)^	$13,412	$13,891	$10,295	$85	$37,683
Capital Spending (000)	$7,518	$4,072	$10,353	$16,300	$38,243

Total Company EBITDA (000)***	$53,612	$47,877	$74,298	$70,523	$246,310

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

^See appendix for the detail of the decreased depreciation and amortization costs for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007.

**Q4 and YTD segment linerboard mill net sales prices, not adjusted for accrued rebates, would have been $418/short ton and $389/short ton, respectively.

***Reconciliation of net income (a GAAP measure) to EBITDA is provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2006
	Predecessor*
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	268,699	261,273	237,620	231,170	998,762
Premium and Specialty UFS Volume (short tons)	124,471	124,682	124,901	124,368	498,422
Market Pulp Volume (short tons)	35,103	31,851	20,193	24,580	111,727
Medium Volume (short tons)	33,177	33,698	35,259	30,336	132,470
Commodity UFS Mill Net Sales Price ($/short ton)	$697	$753	$807	$824	$767
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$855	$865	$887	$884	$873
Market Pulp Mill Net Sales Price ($/short ton)	$386	$420	$477	$514	$440
Medium Mill Net Sales Price ($/short ton)	$343	$388	$418	$419	$392
Depreciation & Amortization (000)	$14,617	$15,453	$15,711	$16,550	$62,331
Capital Spending (000)	$17,439	$20,446	$20,060	$27,530	$85,475

Packaging
Linerboard Sales Volume (short tons)	130,324	139,046	144,777	140,264	554,411
Segment Linerboard Sales Volume (short tons)	75,856	62,050	65,145	63,414	266,465
Corrugated Containers and Sheets Sales Volume (mmsf)	1,504	1,755	1,705	1,635	6,599
Newsprint Sales Volume (short tons)	100,595	97,243	108,689	104,321	410,848
Linerboard Mill Net Sales Price ($/short ton)	$332	$377	$403	$396	$378
Segment Linerboard Mill Net Sales Price ($/short ton)	$318	$354	$383	$374	$355
Corrugated Containers and Sheets Net Sales Price ($/msf)	$47	$49	$52	$52	$50
Newsprint Mill Net Sales Price ($/short ton)	$529	$546	$533	$525	$533
Depreciation & Amortization (000)	$12,072	$12,685	$12,770	$13,288	$50,815
Capital Spending (000)†	$7,047	$5,116	$3,812	$7,566	$23,541

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

†Capital spending presented does not include the $42,609,000 cash paid for the purchase of the assets of Central Texas Corrugated in Waco, Texas.

Appendix

Other Financial Measures

(000)

In September 2007, we classified the assets in our Paper and Packaging segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets.  The decreased depreciation and amortization costs are listed below for the Predecessor for the period January 1 through February 21, 2008:

	2008
	Predecessor*	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Paper	$9,367					$9,367
Packaging	6,919					6,919
Corporate and other	256					256
	$16,542					$16,542

The decreased depreciation and amortization costs are listed below for the Predecessor for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Paper			$5,418	$16,276	$21,694
Packaging			4,759	14,344	19,103
Corporate and other			224	804	1,028
			$10,401	$31,424	$41,825

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008, and for the combined three months ended March 31, 2008:

	2008
	Predecessor*	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$22,786	$(16,371)				$6,415
Interest expense	2	11,435				11,437
Interest income	(161)	(1,821)				(1,982)
Income tax provision (benefit)	563	(3,377)				(2,814)
Depreciation, amortization, and depletion	477	12,747				13,224
EBITDA	$23,667	$2,613				$26,280

The following table reconciles net income to EBITDA for the Predecessor for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Net income	$21,991	$16,535	$50,218	$70,847	$159,591
Interest income	(128)	(157)	(190)	(221)	(696)
Income tax provision (benefit)	978	703	1,301	(216)	2,766
Depreciation, amortization, and depletion	30,771	30,796	22,969	113	84,649
EBITDA	$53,612	$47,877	$74,298	$70,523	$246,310

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents. It excludes a note payable to a related party. The following table reconciles total debt to net debt at March 31, 2008.

	2008
	Predecessor	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Current portion long-term debt		$11,000				$11,000
Long-term debt, less current portion		1,019,700				1,019,700
Note payable to related party		58,793				58,793
Total debt		1,089,493				1,089,493
Less note payable to related party		(58,793)				(58,793)
Less cash and cash equivalents		(24,961)				(24,961)
Net debt		$1,005,739				$1,005,739

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.